DERIVATIVES	12 Months Ended
Dec. 31, 2025
EBP 017
EBP, Derivative [Line Items]
DERIVATIVES	DERIVATIVES
The investment managers retained by RTX have discretion to invest Master Trust assets in derivative financial instruments to manage risk and achieve trading and cost efficiency when the underlying security may not be accessible at a reasonable transaction cost or may be impractical to invest in from an administrative perspective. These derivatives consist of interest rate futures and swaps contracts contained in assets wrapped by insurance companies and reported at contract value within the stable value fund and index futures contracts held within the managed separate accounts.
The following is a summary of the significant accounting policies associated with the Master Trust's use of derivatives valued at fair value.
Futures Contracts. The Master Trust uses fixed income and equity index and interest rate futures contracts to manage exposure to the market. Buying futures tends to increase the Master Trust's exposure to the underlying instrument. Selling futures tends to decrease the Master Trust's exposure to the underlying instrument held or offset the fair value of other fund investments. Futures contracts are valued at the last settlement price at the end of each day on the exchange upon which they are traded.
Upon entering into a futures contract, the Master Trust is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the nominal value of the contract. Pursuant to the futures contract, the Master Trust agrees to receive from or pay to the Futures Commission Merchant (FCM) an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" which are generally settled daily and are included in the net appreciation on fair value of investments. The Master Trust will record a variation margin receivable or payable in the Master Trust net assets for variation margins which have not yet been received or paid at the end of the year.
Futures contracts involve, to varying degrees, credit and market risks. The Master Trust enters into futures contracts on exchanges where the exchange acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange. Futures orders are executed on behalf of the Master Trust by FCM firms which determine margin requirements consistent with industry standards and the various rules and regulations of the exchanges on which trades occur. Initial and maintenance margin rates used in determining margin requirements may vary, but are established at levels no lower than those prescribed by U.S. Commodity Futures Trading Commission regulations. FCM relationships and operations (including treatment of customer capital and capital requirements) are overseen by both the investment managers and RTX. The daily settlement on the futures contracts serves to greatly reduce credit risk. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index or security.
There were no significant gains or losses on equity index futures contracts in the Master Trust Statement of Changes in Net Assets for the year ended December 31, 2025. During the year ended December 31, 2025, the average notional value of futures contracts was approximately $68 million.